EXHIBIT 99.1
                                                                  ------------



FOR IMMEDIATE RELEASE

Contact:
Kevin J. Welch
MeriStar Hospitality
(301) 581-5926



  MERISTAR STOCKHOLDERS APPROVE MERGER WITH AFFILIATE OF THE BLACKSTONE GROUP



         BETHESDA, Md., April 27, 2006--MeriStar Hospitality Corporation (NYSE: MHX) announced that, at a special meeting of stockholders held today, its stockholders voted to approve the merger of MeriStar with and into Alcor Acquisition LLC, an affiliate of The Blackstone Group, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of
February 20, 2006, by and among MeriStar, MeriStar Hospitality Operating Partnership, L.P., Alcor Holdings LLC, Alcor Acquisition Inc., Alcor Acquisition LLC and Alcor Acquisition L.P. Approximately 98.8 percent of the shares of MeriStar common stock present and voting at the special meeting approved the merger, representing approximately 81.4 percent of the total number of shares of MeriStar common stock outstanding and entitled to vote.

         MeriStar expects to close the merger and the other transactions contemplated by the merger agreement next week, pending the satisfaction or waiver of the conditions set forth in the merger agreement. Under the terms of the merger agreement, each outstanding share of MeriStar common stock and each unit of limited partnership interest in MeriStar Hospitality Operating Partnership, L.P. will be converted into the right to receive $10.45 in cash, without interest.

                                   - more -

MeriStar Stockholders
Page 2


ABOUT MERISTAR HOSPITALITY CORPORATION

         Bethesda, Maryland-based MeriStar Hospitality Corporation owns 47 principally upper-upscale, full-service hotels in major markets and resort locations with 14,404 rooms in 19 states and the District of Columbia. MeriStar owns hotels under such internationally known brands as Hilton, Sheraton, Marriott, Ritz-Carlton, Westin, Doubletree and Radisson. For more information about MeriStar, visit the company's website: WWW.MERISTAR.COM.

ABOUT THE BLACKSTONE GROUP

         The Blackstone Group, a global private investment and advisory firm with offices in New York, Atlanta, Boston, Los Angeles, London, Hamburg, Mumbai and Paris, was founded in 1985. Blackstone's real estate group has raised approximately $10 billion for real estate investing and has a long track record of investing in office buildings, hotels and other commercial properties. In addition to Real Estate, The Blackstone Group's core businesses include Private Equity, Corporate Debt Investing, Marketable Alternative Asset Management, Mergers and Acquisitions Advisory, and Restructuring and Reorganization Advisory. Information relating to The Blackstone Group can be accessed on the Internet at HTTP://WWW.BLACKSTONE.COM.

SAFE HARBOR STATEMENT

         THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON VARIOUS ASSUMPTIONS AND DESCRIBE OUR FUTURE PLANS, STRATEGIES AND EXPECTATIONS, ARE GENERALLY IDENTIFIED BY OUR USE OF WORDS SUCH AS "INTEND," "PLAN," "MAY," "SHOULD," "WILL," "PROJECT," "ESTIMATE," "ANTICIPATE," "BELIEVE," "EXPECT,"

                                   - more -

MeriStar Stockholders
Page 3



"CONTINUE," "POTENTIAL," "OPPORTUNITY," AND SIMILAR EXPRESSIONS, WHETHER IN THE NEGATIVE OR AFFIRMATIVE. WE CANNOT GUARANTEE THAT WE ACTUALLY WILL ACHIEVE THESE PLANS, INTENTIONS OR EXPECTATIONS. ALL STATEMENTS REGARDING OUR EXPECTED FINANCIAL POSITION, BUSINESS AND FINANCING PLANS ARE FORWARD- LOOKING STATEMENTS. EXCEPT FOR HISTORICAL INFORMATION, MATTERS DISCUSSED IN THIS PRESS RELEASE ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

         FACTORS WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR OPERATIONS AND FUTURE PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY; SUPPLY AND DEMAND FOR HOTEL ROOMS IN OUR CURRENT AND PROPOSED MARKET AREAS; OTHER FACTORS THAT MAY INFLUENCE THE TRAVEL INDUSTRY, INCLUDING HEALTH, SAFETY AND ECONOMIC FACTORS; COMPETITION; THE LEVEL OF PROCEEDS FROM ASSET SALES; CASH FLOW GENERALLY, INCLUDING THE AVAILABILITY OF CAPITAL GENERALLY, CASH AVAILABLE FOR CAPITAL EXPENDITURES, AND OUR ABILITY TO REFINANCE DEBT; THE EFFECTS OF THREATS OF TERRORISM AND INCREASED SECURITY PRECAUTIONS ON TRAVEL PATTERNS AND DEMAND FOR HOTELS; THE THREATENED OR ACTUAL OUTBREAK OF HOSTILITIES AND INTERNATIONAL POLITICAL INSTABILITY; GOVERNMENTAL ACTIONS, INCLUDING NEW LAWS AND REGULATIONS AND PARTICULARLY CHANGES TO LAWS GOVERNING THE TAXATION OF REAL ESTATE INVESTMENT TRUSTS; WEATHER CONDITIONS GENERALLY AND NATURAL DISASTERS; RISING INSURANCE PREMIUMS; RISING INTEREST RATES; AND CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES APPLICABLE TO REAL ESTATE INVESTMENT TRUSTS. THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE OR INCORPORATED BY REFERENCE HEREIN. ALL FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE OR, IN THE CASE OF ANY DOCUMENT INCORPORATED BY REFERENCE, THE DATE OF THAT DOCUMENT. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO US OR ANY PERSON ACTING ON OUR BEHALF ARE QUALIFIED BY THE CAUTIONARY STATEMENTS IN THIS SECTION. WE UNDERTAKE NO OBLIGATION TO UPDATE OR PUBLICLY RELEASE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS, CIRCUMSTANCES OR CHANGES IN EXPECTATIONS AFTER THE DATE OF THIS PRESS RELEASE.


                                    - 30 -